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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): May 17, 2006

                                BRADY CORPORATION
             (Exact name of registrant as specified in its charter)

                         Commission File Number 1-14959

        Wisconsin                                         39-0971239
(State of Incorporation)                       (IRS Employer Identification No.)

                            6555 West Good Hope Road
                           Milwaukee, Wisconsin 53223
              (Address of Principal Executive Offices and Zip Code)

                                 (414) 358-6600
                         (Registrant's Telephone Number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 2.02 RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

On May 17, 2006, Brady Corporation issued a press release announcing its fiscal 2006 third quarter financial results. A copy of the press release is being furnished to the Securities and Exchange Commission as Exhibit 99 attached herewith and incorporated by reference.

Item 7.01 REGULATION FD DISCLOSURE

On May 17, 2006, Brady Corporation issued a press release announcing the receipt of regulatory approval in connection with the pending acquisition of Tradex Converting AB. A copy of the press release is being furnished to the Securities and Exchange Commission as Exhibit 99.2 attached herewith and incorporated by reference.

Item 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

(c) Exhibits.

The following is furnished as an Exhibit to this Report.

Exhibit No.   Description of Exhibit
-----------   ----------------------
    99.1      Press Release of Brady Corporation, dated May 17, 2006, regarding fiscal 2006 third quarter financial results.

    99.2 Press Release of Brady Corporation, dated May 17, 2006, regarding regulatory approval for Tradex Converting AB acquisition.

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                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       BRADY CORPORATION


Date: May 18, 2006                     /s/ David Mathieson
                                       -----------------------------------------
                                       David Mathieson
                                       Vice President & Chief Financial Officer

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                                  EXHIBIT INDEX

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
EXHIBIT
 NUMBER   DESCRIPTION
-------   -----------
  99.1    Press Release of Brady Corporation dated May 17, 2006, regarding fiscal 2006 third quarter financial results.

  99.2 Press Release of Brady Corporation, dated May 17, 2006, regarding regulatory approval for Tradex Converting AB acquisition.